EXHIBIT 10.2
                                                                    ------------


                               SECURITY AGREEMENT

SECURITY AGREEMENT ("Security Agreement"), dated as of April 3, 2002, made by Excelsior Radio Networks, Inc., a Delaware corporation ("Obligor"), Sunshine II, LLC, a Colorado limited liability company ("Sunshine"), and Change Technology Partners, Inc., a Delaware corporation ("Change", and together with Sunshine, the "Lenders").


                                   WITNESSETH:
                                   -----------


         WHEREAS, the Obligor has executed a Promissory Note (the "Change Note"), dated April 3, 2002, in favor of Change in the principal amount of $4,708,200;

         WHEREAS, the Obligor has executed a Promissory Note (the "Sunshine Note, and together with the Change Note, the "Notes"), dated April 3, 2002, in favor of Sunshine in the principal amount of $2,291,800;

         WHEREAS, the parties have agreed to enter into this Security Agreement in consideration for and in connection with the Notes.

         NOW, THEREFORE, for value received, the receipt and sufficiency of which is hereby acknowledged, the parties intending to be legally bound do hereby agree as follows:


1.       SECURITY INTEREST.

         a. To secure the payment and performance of all of the Obligations (as defined below), Obligor hereby grants to the Lenders a continuing security interest in, and assigns and pledges to the Lenders, all of the Collateral (as defined below).

         b.       (i)      "COLLATERAL" shall mean and include, except as and to
                           the extent specifically excluded in Schedule A hereto, all personal property and fixtures of Obligor or in which Obligor has an interest, wherever located, of every kind, nature and description, tangible or intangible, and whether or not subject to
                           Article 9 of the Uniform Commercial Code, including, but not limited to, (A) all accounts receivable, deposits and prepayments, and general intangibles
                           (including, but not limited to, in each case, contract rights and, in the case of general intangibles, tax refunds), instruments, investment securities, chattel paper and documents, (B) all inventory, (C) all equipment (including, but not limited to, machinery, furniture and vehicles), (D) all consumer goods, (E) all contracts with producers, advertisers, employees and independent contractors,
                           (F)
                           program archives, interviews and related rights, (G) trademarks (other than those related to Dial
                           Communications Group, Inc., a New York corporation and Dial Communications Group LLC, a New York limited liability company) and license agreements, (H) to the extent not otherwise included, all claims, demands and rights (including, but not limited to, claims to insurance proceeds, tort claims, judgment claims, rights of set-off, rights to payment under letters and advices of credit and rights to any balance in any deposit account maintained with any bank, including Lenders, or similar organization), (I) to the extent not otherwise included, all money, other goods and other rights in personal property and fixtures, and (J) the proceeds, products and accessions of and to any of the foregoing.

             (ii) "OBLIGATIONS" shall mean the indebtedness of Obligor to Lenders incurred by Obligor pursuant to the terms of the Notes.

            (iii)          Certain other terms used herein are defined in
                           Section 13 hereof.

2. RANK AND PERFECTION OF SECURITY INTEREST. As long as any of the Obligations remain outstanding, the Obligor covenants and agrees with the Lenders that:

         a. Except for and pursuant to (i) the Promissory Note, dated August 28, 2001, issued by the Obligor in favor of Change, in the principal amount of $2,250,000 (the "August Note"), and
                  (ii) any receivable line of credit approved by the Board of Directors of the Obligor, and any instrument that refinances the August Note or such line of credit, each of which shall rank senior to the Notes and the security interest created herein and thereby, Obligor will not create or permit to exist, nor shall there exist, any security interest in, lien, attachment, levy or encumbrance upon, or assignment and pledge as security of, any of the Collateral, except the security interest of and assignment and pledge to Lenders hereunder and Permitted Liens (defined below).

         b. Upon the written request of either Lender, Obligor will take all reasonably necessary action requested by such Lender to perfect, continue, evidence, preserve, protect or validate the security interest of and assignment and pledge to such Lender hereunder or to enable such Lender to exercise and enforce its rights hereunder, including, but not limited to, (i) executing and delivering one or more notices, statements, agreements or other writings, and (ii) delivering to such Lender, endorsed or accompanied by such instruments of assignment as such Lender may reasonably require, and stamping or otherwise marking, in such manner as such Lender may reasonably require, any and all chattel paper, instruments, letters and advices of credit and documents.

         c. Obligor hereby authorizes each Lender, at its option but without any obligation so to do, to file financing and continuation statements and amendments to financing statements, naming Obligor as debtor, with respect to any of the Collateral, without the signature of Obligor.

3. COVENANTS RELATING TO COLLATERAL. As long as any of the Obligations remain outstanding, the Obligor covenants and agrees with the Lenders that:

         a. It shall: (i) be the sole owner of each and every item of Collateral, (ii) defend the Collateral against the claims and demands of all persons, (iii) in the case of tangible property constituting part of the Collateral, (A) properly maintain and keep in good order and repair such property and (B) keep such property fully insured with responsible companies against such risks as such Collateral may normally be subject to under policies containing loss payable clauses naming both Lenders as loss payee as its interest may appear, and providing that all proceeds thereof shall be payable to the Lenders on a pro rata basis in proportion to the amount of Obligations owed to the Lenders. Such policy and loss payable clause may not be cancelled or amended except upon ten days' prior written notice to Lenders;

         b. It will comply with the requirements of all leases, mortgages and other instruments relating to premises where any Collateral is located;

         c. Except in the ordinary course of business, Obligor will not sell or otherwise dispose of (i) any of its accounts, except for purposes of collection, (ii) any of its inventory, or
                  (iii) any of its equipment, except equipment no longer useful in the operation of Obligor's business; and

         d.       It will give each Lender prompt notice of (i) any change in
                  (A) its name, identity or corporate structure, (B) its state of incorporation or the location of its chief executive office or any other place of business, or (C) the location of its books and records concerning any of the Collateral, (ii) the location of each new place of business opened by Obligor,
                  (iii) each new location of any Collateral, and (iv) any substantial loss or depreciation in the value of any of the Collateral, and will provide each Lender with such other information as to the Collateral as such Lender may request.

4.       INTERCREDITOR ARRANGEMENTS.

         a. SECURITY INTERESTS. Each Lender hereby agrees that: (i) the liens granted pursuant to this Security Agreement shall be treated, as between the Lenders, as having equal priority and shall at all times be shared by both Lenders as provided herein, and (ii) the liens granted pursuant to this Security Agreement, shall be treated as being contractually junior to the liens contemplated in Section 2.a. above.

         b. ACTION BY LENDERS. Notwithstanding any rights each Lender may have pursuant to this Security Agreement or any law, including without limitation, the New

                  York Uniform Commercial Code (the "UCC"), to act with respect to the Collateral, each Lender hereby agrees that so long as the August Note is outstanding it shall not take any such action without the prior written consent of the other Lender; provided, however, that if the August Note no longer is outstanding, the foregoing consent requirement and any other provision hereof which requires the consent of both of the Lenders shall not apply and each Lender thereafter may exercise its rights under this Security Agreement and the Note issued to it by Obligor, subject to the other applicable terms and conditions set forth herein and therein, without obtaining the consent of the other Lender.

         c. TURNOVER OF COLLATERAL AND CERTAIN PAYMENTS. If Change or Sunshine, as the case may be, acquires custody, control or possession of any Collateral or proceeds therefrom, then such Lender shall be deemed to hold such Collateral, proceeds or payments in trust for both Lenders entitled thereto hereunder

5.       PRE-EVENT OF DEFAULT RIGHTS.

         a. At any time and from time to time, and upon consent from both Lenders, set forth in a written agreement between the Lenders, such consent to be given by each Lender in its reasonable discretion: (i) both Lenders may and hereby are authorized to transfer into or register in the names of themselves or their nominees any instruments or documents that constitute a part of the Collateral without notice to Obligor; and (ii) Obligor will: (A) permit representatives of each Lender during normal business hours to inspect its premises and books and records pertaining to the Collateral and make extracts from such books and records; and (B) upon request, enter into warehousing, lock box or other custodial arrangements satisfactory to both Lenders.

         b. Should either Lender at any time and for any reason deem itself to be insecure or the risk of non-payment or non-performance of any of the Obligations increased upon consent from both Lenders, set forth in a written agreement between the Lenders, such consent to be given by each Lender in its reasonable discretion: (i) both Lenders may, after receiving consent from the other Lender, such consent to be given by Change or Sunshine, as applicable, in its reasonable discretion, without notice to Obligor: (A) notify account debtors and all other persons against whom Obligor has claims or rights of the Lenders' rights hereunder, collect all amounts payable with respect to such accounts, claims and rights directly and apply such collections to the repayment of the Obligations in such order as it may elect on a pro rata basis in proportion to the amount of Obligations owed to each of Change and Sunshine; (B) upon consent from both Lenders, set forth in a written agreement between the Lenders, such consent to be given by each Lender in its reasonable discretion, in Change's or Sunshine's name, the names of both Lenders, or Obligor's name, demand, sue for, collect or receive any money or property payable or receivable on account of or in exchange for, make any compromise or settlement with respect to, or modify any of the terms of any of, the Collateral; (C) receive and open mail addressed to Obligor and change the address for delivery of Obligor's mail to an address designated and reasonably agreed upon by both Lenders and notify the postal authorities of any such change;
                  (D) in the name and on behalf of Obligor, endorse instruments and other evidences of payment; (E) appropriate and hold, or apply (directly or by way of set-off) to the payment of the Obligations (whether or not then due), all money of Obligor then or thereafter in possession of the Lenders, the balance of every deposit account (demand or time, matured or unmatured) of Obligor then or thereafter with the Lenders and every other claim of Obligor then or thereafter against the Lenders, all such monies in the possession of Change or Sunshine, or both, as the case may be, to be applied to the Obligations on a pro rata basis in proportion to the amount of Obligations owed to each of the Lenders; and (F) with respect to any securities constituting part of the Collateral, in Change's or Sunshine's name, the names of both Lenders, or Obligor's name, exercise any and all powers with respect thereto with the same force and effect as could Obligor; and
                  (ii) Obligor will, upon request of both Lenders: (A) receive and hold all proceeds of Collateral in trust for both Lenders and not commingle any collections with any of its other funds;
                  (B) immediately deliver such collections in equal proportion to each Lender in the identical form received; and (C) deliver in equal proportion to each Lender additional property as security for, or make one or more payments on account of, the Obligations in an amount satisfactory to both Lenders.

         c. Upon consent from both Lenders, set forth in a written agreement between the Lenders, such consent to be given by each Lender in its reasonable discretion, the Lenders may obtain the appointment of a receiver of any or all of the Collateral and Obligor consents to and waives any right to notice of such appointment.

6. POST-EVENT OF DEFAULT RIGHTS. Upon the occurrence of an Event of Default (as defined in the Notes) and at any time or from time to time thereafter, upon consent from both Lenders, set forth in a written agreement between the Lenders, such consent to be given by each Lender in its reasonable discretion:

         a. The Lenders may exercise all other rights to which they are entitled hereunder, including but not limited to those specified in Section 6 hereof; and

         b. Obligor shall, upon request of both Lenders, assemble the Collateral and maintain or deliver it into the possession of Change and Sunshine on a pro rata basis in proportion to the amount of Obligations owed to each of the Lenders at such place or places as the Lenders may designate and as are reasonably convenient to the Lenders and Obligor.

7. GENERAL REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Obligor hereby represents, warrants and agrees that:

         a. The execution, delivery and performance of this Security Agreement are within its powers, corporate or otherwise, have been duly authorized by all required action and do not and will not contravene any law or any agreement or undertaking to which it is a party or by which it may in any way be bound or its certificate of incorporation or by-laws;

         b. Except for any liens granted to the Lenders pursuant to this Security Agreement and except for Permitted Liens (as defined below), (i) the Obligor is the owner of the Collateral and
                  (ii) all such Collateral is owned free and clear of any and all liens.

         c. Appropriate financing statements have been or are concurrently herewith being filed by the Lenders in the jurisdictions on SCHEDULE B hereto, and upon such filings, the security interests granted pursuant to this Security Agreement shall constitute valid and continuing perfected security interests in favor of the Lenders, in the Collateral for which perfection is governed by the UCC. Such security interests will be prior to all other liens on the Collateral except for liens which have priority over the Lender's lien by operation of law and any Permitted Liens.

         d. On the date hereof, the Obligor's jurisdiction of organization and the location of the Obligor's chief executive office or sole place of business is specified on SCHEDULE C.

         e. On the date hereof, the Collateral (other than Collateral in transit) are kept at the locations listed on SCHEDULE D hereto.

         f. The exact legal name of the Obligor is as set forth on page one hereof. Except as set forth on SCHEDULE E hereto, the Obligor has no trade names, fictitious names or other names except its legal name, and does not operate in any jurisdiction under, and has not had or operated in any jurisdiction within the five-year period preceding the date hereof under, any trade name, fictitious name or other name other than its legal name.

         g. Obligor will furnish both Lenders with all reasonable information concerning its business and financial condition as one or both Lenders, may reasonably request.

         h. SCHEDULE F accurately sets forth the Obligor's tax identification number.

8. EXPENSES OF OBLIGOR'S DUTIES; LENDERS' RIGHT TO PERFORM ON OBLIGOR'S BEHALF; LENDERS' EXPENSES AND INDEMNIFICATION.

         a. Obligor's agreements and duties hereunder shall be performed by it at its sole cost and expense.

         b. If Obligor shall fail to do any act or thing which it has covenanted to do hereunder, the Lenders, after having received reasonable consent from the other Lender, may (but shall not be obligated to) do the same or cause it to be done, either in the name of Change or Sunshine or both, as reasonably agreed to by the Lenders or in the name and on behalf of Obligor and Obligor hereby irrevocably authorizes the Lenders so to act.

         c. Obligor agrees to reimburse the Lenders for all reasonable costs and expenses, including reasonable attorney's fees and disbursements, incurred, and to indemnify and hold the Lenders harmless from and against all losses suffered by them in connection with (i) the exercise of any right or remedy granted to the Lenders hereunder, (ii) any claim and the prosecution or defense thereof arising out of or in any way connected with this Security Agreement, and (iii) the collection or enforcement of the Obligations.

         d. Amounts payable by Obligor under this Section 8 shall constitute Obligations which shall be payable on demand.

9.       NO WAIVERS OF RIGHTS HEREUNDER; RIGHTS CUMULATIVE.

         a. No delay by either Lender in exercising any right hereunder, or under any of the other Obligations, shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude other or further exercises thereof or the exercise of any other right. No waiver or amendment of any provision of this Security Agreement or of any of the other Obligations shall be enforceable against either Lender unless in writing and signed by an officer of such Lender, and unless it expressly refers to the provision affected; any such waiver shall be limited solely to the specific event waived.

         b. All rights granted to the Lenders hereunder shall be cumulative and shall be supplementary of and in addition to those granted or available to the Lenders with respect to the other Obligations or under applicable law and nothing herein shall be construed as limiting any such other right.

10. ASSIGNMENT; PARTICIPATIONS. Neither Lender may assign any or all of the Obligations or transfer therewith any or all of the Collateral therefor without the prior written consent of the Obligor, which consent shall not be unreasonably withheld. Upon such transfer, such Lender shall be released from all responsibility for the Collateral so transferred. The Obligor may not assign or transfer any of its rights or obligations under this Security Agreement without the prior written consent of both Lenders, which consent shall not be unreasonably withheld.

11.      CONTINUING AGREEMENT; TERMINATION.

         a. This Security Agreement shall be a continuing agreement and shall apply to all future Obligations, notwithstanding that at any particular time all of the Obligations then outstanding shall have been paid in full.

         b. This Security Agreement shall continue in full force and effect until written notice of termination shall have been received by each Lender at its address stated below, but, notwithstanding any such notice, this Security Agreement shall continue in full force and effect until all Obligations then outstanding (whether absolute or contingent) shall have been paid in full and all rights of the Lenders hereunder shall have been satisfied or other arrangements for the securing of such rights satisfactory to the Lenders shall have been made. Upon receipt of any such notice, no Lender shall have any obligation to make further loans, extensions of credit or other financial accommodations to or on behalf of Obligor, anything in any other agreement to the contrary notwithstanding. Upon the irrevocable payment in full in cash of the Obligations, the security interest granted hereby shall terminate as to all Collateral and all such Collateral shall revert to Obligor. Upon any such termination, each Lender shall return to the Obligor such of the Collateral in its possession as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to Obligor such documents as it shall reasonably request to evidence such termination, including without limitation one or more releases of the security interest granted hereby (which releases shall be in proper form for filing by Obligor in all necessary locations).

12.      GOVERNING LAW; JURISDICTION; CERTAIN WAIVERS.

         a. This Security Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of New York, and each Lender shall have the rights and remedies of a secured party under applicable law, including but not limited to the UCC.

         b. Obligor agrees that all actions and proceedings relating directly or indirectly to this Security Agreement or any other Obligations shall be litigated in courts located in the State of New York or elsewhere as such Lender may select and that such courts are convenient forums and submits to the personal jurisdiction of such courts.

         c. Obligor waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, directed to Obligor at its address last specified for notices hereunder, and service so made shall be deemed completed two days after the same shall have been so mailed.

         d. Obligor waives the right to a trial by jury in any action or proceeding between it and any Lender and waives the right to assert in any action or proceeding with regard to this Security Agreement or any of the Obligations any offsets or counterclaims which it may have.

         e. No Lender shall be required to take any steps necessary to preserve rights against prior parties.

13.      DEFINITIONS. As used herein:

         a. All terms defined in Article 1 or 9 of the UCC as in effect on the date of this Security Agreement (other than the term "Collateral") are used herein with the meanings therein given; such terms include but are not limited to "account," "chattel paper," "deposit account," "document," "equipment," "general intangibles," "goods," "instrument," "inventory," "money" and "security interest."

         b. "PERMITTED LIENS" shall mean (i) the lien of any real estate mortgage in effect on the date of this Security Agreement to the extent that it is at any time a lien on any Collateral that constitutes a "fixture"; (ii) liens for taxes not yet due; (iii) other liens incurred in the ordinary course of business that do not (A) arise under the Employee Retirement Income Security Act of 1974 or (B) secure obligations which are due and payable or obligations for borrowed money; (iv) easements, rights-of-way and other similar encumbrances on real property which do not interfere with the ordinary conduct of the business of the Obligor; (v) a first priority lien in accounts receivable to secure an accounts receivable line of credit in an amount not to exceed 50% of the accounts receivable eligible to be financed thereunder; (vi) liens arising under the August Note (or any instrument that refinances the August Note) and the Security Agreement dated as of August 28, 2001, as amended, between the Obligor and Change; and (vii) liens consented to by both Lenders in writing.

         c. The words "it" or "its" as used herein shall be deemed to refer to individuals and to business entities.

14.      NOTICES.

         Any notice or request hereunder may be given to Obligor or to both Lenders at their respective addresses set forth in the Change Note or the Sunshine Note, as applicable, or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice or request hereunder may be given by, in the case of notices or requests to Obligor, mail or telecopy, or by telephone subsequently confirmed by mail, telecopy, and, in the case of notices to Lenders, registered mail, return receipt requested, or by telecopy, subsequently confirmed by such registered mail. Notices and requests to Obligor shall, in the case of those by mail or telecopy, be deemed to have been given when deposited in the mail, first-class postage prepaid, or confirmed receipt in the case of telecopy, and in the case of those by telephone, when so communicated to Obligor; notices to Lenders shall be deemed to have been given only when actually received by such Lender at its address determined as provided in this Section. Any requirement under applicable law of reasonable notice by any Lender to Obligor of any event shall be met if notice is given to Obligor in the manner prescribed above at least seven days before (a) the date of such event or (b) the date after which such event will occur.

15.      GENERAL.

         a. This Security Agreement shall be binding upon the assigns or successors of the undersigned Obligor and shall inure to the benefit of and be enforceable by Lenders, and their respective successors, transferees and assigns.

         b. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

                  IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the day and year first above written.


Excelsior Radio Networks, Inc.


/s/ Stephen L. Brown
--------------------------------
By:    Stephen L. Brown
Title: President



Change Technology Partners, Inc.


/s/ William Avery
--------------------------------
By:    William Avery
Title: President and Chief Executive Officer



Sunshine II, LLC


/s/ Dan W. Cohen
--------------------------------
By:    Dan W. Cohen
Title: Member